                          EXHIBIT 99(a)
                          -------------

PROXY

                     SPECIAL MEETINGS OF SHAREHOLDERS
                              B-M HOMES, INC.


                          _________________, 1994

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF B-M HOMES, INC.


     The undersigned shareholder of B-M Homes, Inc., a Tennessee corporation ("B-M Homes"), hereby appoints ________________, ____________________ and
___________________, and any of them, with full power to act alone, as proxies, each with full power of substitution and revocation, to vote all shares of common stock and preferred stock of B-M Homes which the undersigned is entitled to vote at the Special Meetings to be held at the principal executive offices of B-M Homes at 4041 Knight Arnold Road, Memphis, Tennessee, 38118 at ______ a.m. on ________________, 1994, local time, at any adjournment or adjournments thereof, with all powers the undersigned would possess if personally present, on the following proposal:

     To approve the Merger Agreement dated July 7, 1994, among B-M Homes, Macon Homes, Inc., a Tennessee corporation, Marbel Homes, Inc., a Tennessee corporation, Margolin Bros. Appliance Co., a Tennessee corporation, Margolin Bros. Realty Co., a Tennessee corporation, National Builders, Inc., a Tennessee corporation, Arkansas Home Loan Company, an Arkansas corporation, National Home Loan Company, Inc., a Tennessee corporation, National Home Loan Company of Mississippi, Inc., a Mississippi corporation (collectively the "Companies"), National Service Company, a Tennessee corporation, Boatmen's Bancshares, Inc., a Missouri corporation ("Boatmen's"), and BBI One, Inc., a Tennessee corporation, BBI Two, Inc., a Tennessee corporation, BBI Three, Inc., a Tennessee corporation, BBI Four, Inc., a Tennessee corporation, BBI Five, Inc., a Tennessee corporation, BBI Six, Inc., a Tennessee corporation, BBI Seven, Inc., an Arkansas corporation, BBI Eight, Inc., a Tennessee corporation, and BBI Nine, Inc., a Mississippi corporation (BBI One through BBI Nine, which are wholly owned subsidiaries of Boatmen's, are collectively referred to as the "Acquisition Subs"). The Merger Agreement provides for, among other things, Boatmen's acquisition of the Companies by means of the merger of each of the Acquisition Subs with and into one of the nine Companies.

     Common Stock:

               / / FOR             / / AGAINST              / / ABSTAIN

     Preferred Stock $.0001 par value (Class A):

               / / FOR             / / AGAIN                / / ABSTAIN

The undersigned hereby ratifies and confirms that all said proxies, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof, and acknowledges receipt of the notice of said meeting and the Prospectus/Proxy Statement accompanying it.

THIS PROXY WILL BE VOTED AS SPECIFIED BY YOU ABOVE. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE.


Dated ______________, 1994



                         ------------------------------------------------------
                         Please insert date of signing. Sign exactly as name appears at left. Where stock is issued in two or more names, all should sign. If signing as attorney, administrator, executor, trustee or guardian, give full title as such. A corporation should sign by an authorized officer and affix seal.

PROXY

                     SPECIAL MEETINGS OF SHAREHOLDERS
                             MACON HOMES, INC.


                          _________________, 1994

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF MACON HOMES, INC.

     The undersigned shareholder of Macon Homes, Inc., a Tennessee corporation ("Macon Homes"), hereby appoints ________________, ____________________ and ___________________, and any of them, with full power to act alone, as proxies, each with full power of substitution and revocation, to vote all shares of common stock and preferred stock of Macon Homes which the undersigned is entitled to vote at the Special Meetings to be held at the principal executive offices of Macon Homes at 4041 Knight Arnold Road, Memphis, Tennessee, 38118 at ______ a.m. on ________________, 1994,
local time, at any adjournment or adjournments thereof, with all powers the undersigned would possess if personally present, on the following proposal:

     To approve the Merger Agreement dated July 7, 1994, among Macon Homes, B-M Homes, Inc., a Tennessee corporation, Marbel Homes, Inc., a Tennessee corporation, Margolin Bros. Appliance Co., a Tennessee corporation, Margolin Bros. Realty Co., a Tennessee corporation, National Builders, Inc., a Tennessee corporation, Arkansas Home Loan Company, an Arkansas corporation, National Home Loan Company, Inc., a Tennessee corporation, National Home Loan Company of Mississippi, Inc., a Mississippi corporation (collectively the "Companies"), National Service Company, a Tennessee corporation, Boatmen's Bancshares, Inc., a Missouri corporation ("Boatmen's"), and BBI One, Inc., a Tennessee corporation, BBI Two, Inc., a Tennessee corporation, BBI Three, Inc., a Tennessee corporation, BBI Four, Inc., a Tennessee corporation, BBI Five, Inc., a Tennessee corporation, BBI Six, Inc., a Tennessee corporation, BBI Seven, Inc., an Arkansas corporation, BBI Eight, Inc., a Tennessee corporation, and BBI Nine, Inc., a Mississippi corporation (BBI One through BBI Nine, which are wholly owned subsidiaries of Boatmen's, are collectively referred to as the "Acquisition Subs"). The Merger Agreement provides for, among other things, Boatmen's acquisition of the Companies by means of the merger of each of the Acquisition Subs with and into one of the nine Companies.

     Common Stock:

               / / FOR             / / AGAINST              / / ABSTAIN

     Preferred Stock $.0001 par value (Class A):

               / / FOR             / / AGAINST              / / ABSTAIN

     Preferred Stock $.00165 par value (Class B):

               / / FOR             / / AGAINST              / / ABSTAIN


The undersigned hereby ratifies and confirms that all said proxies, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof, and acknowledges receipt of the notice of said meeting and the Prospectus/Proxy Statement accompanying it.

THIS PROXY WILL BE VOTED AS SPECIFIED BY YOU ABOVE. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE.


Dated ______________, 1994



                              -------------------------------------------------
                              Please insert date of signing. Sign exactly as name appears at left. Where stock is issued in two or more names, all should sign.
                              If signing as attorney, administrator,
                              executor, trustee or guardian, give full title as such. A corporation should sign by an authorized officer and affix seal.

PROXY

                     SPECIAL MEETINGS OF SHAREHOLDERS
                            MARBEL HOMES, INC.

                          _________________, 1994

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF MARBEL HOMES, INC.


     The undersigned shareholder of Marbel Homes, Inc., a Tennessee corporation ("Marbel Homes"), hereby appoints ________________, ____________________ and ___________________, and any of them, with full power to act alone, as proxies, each with full power of substitution and revocation, to vote all shares of common stock and preferred stock of Marbel Homes which the undersigned is entitled to vote at the Special Meetings to be held at the principal executive offices of Marbel Homes at 4041 Knight Arnold Road, Memphis, Tennessee, 38118 at ______ a.m. on ________________, 1994,
local time, at any adjournment or adjournments thereof, with all powers the undersigned would possess if personally present, on the following proposal:

     To approve the Merger Agreement dated July 7, 1994, among Marbel Homes, B-M Homes, Inc., a Tennessee corporation, Macon Homes, Inc., a Tennessee corporation, Margolin Bros. Appliance Co., a Tennessee corporation, Margolin Bros. Realty Co., a Tennessee corporation, National Builders, Inc., a Tennessee corporation, Arkansas Home Loan Company, an Arkansas corporation, National Home Loan Company, Inc., a Tennessee corporation, National Home Loan Company of Mississippi, Inc., a Mississippi corporation (collectively the "Companies"), National Service Company, a Tennessee corporation, Boatmen's Bancshares, Inc., a Missouri corporation ("Boatmen's"), and BBI One, Inc., a Tennessee corporation, BBI Two, Inc., a Tennessee corporation, BBI Three, Inc., a Tennessee corporation, BBI Four, Inc., a Tennessee corporation, BBI Five, Inc., a Tennessee corporation, BBI Six, Inc., a Tennessee corporation, BBI Seven, Inc., an Arkansas corporation, BBI Eight, Inc., a Tennessee corporation, and BBI Nine, Inc., a Mississippi corporation (BBI One through BBI Nine, which are wholly owned subsidiaries of Boatmen's, are collectively referred to as the "Acquisition Subs"). The Merger Agreement provides for, among other things, Boatmen's acquisition of the Companies by means of the merger of each of the Acquisition Subs with and into one of the nine Companies.

     Common Stock:

               / / FOR             / / AGAINST              / / ABSTAIN

     Preferred Stock $.0001 par value (Class A):

               / / FOR             / / AGAINST              / / ABSTAIN

The undersigned hereby ratifies and confirms that all said proxies, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof, and acknowledges receipt of the notice of said meeting and the Prospectus/Proxy Statement accompanying it.

THIS PROXY WILL BE VOTED AS SPECIFIED BY YOU ABOVE. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE.


Dated ______________, 1994



                              -------------------------------------------------
                              Please insert date of signing. Sign exactly as name appears at left. Where stock is issued in two or more names, all should sign.
                              If signing as attorney, administrator,
                              executor, trustee or guardian, give full title as such. A corporation should sign by an authorized officer and affix seal.

PROXY

                     SPECIAL MEETINGS OF SHAREHOLDERS
                       MARGOLIN BROS. APPLIANCE CO.

                          _________________, 1994

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF MARGOLIN BROS. APPLIANCE
CO.


     The undersigned shareholder of Margolin Bros. Appliance Co., a Tennessee corporation ("Margolin Appliance"), hereby appoints ________________, ____________________ and ___________________, and any of them, with full power to act alone, as proxies, each with full power of substitution and revocation, to vote all shares of common stock and preferred stock of Margolin Appliance which the undersigned is entitled to vote at the Special Meetings to be held at the principal executive offices of Margolin Appliance at 4041 Knight Arnold Road, Memphis, Tennessee, 38118 at ______ a.m. on ________________, 1994, local time, at any adjournment or adjournments thereof, with all powers the undersigned would possess if personally present, on the following proposal:

     To approve the Merger Agreement dated July 7, 1994, among Margolin Appliance, B-M Homes, Inc., a Tennessee corporation, Macon Homes, Inc., a Tennessee corporation, Marbel Homes, Inc., a Tennessee corporation, Margolin Bros. Realty Co., a Tennessee corporation, National Builders, Inc., a Tennessee corporation, Arkansas Home Loan Company, an Arkansas corporation, National Home Loan Company, Inc., a Tennessee corporation, National Home Loan Company of Mississippi, Inc., a Mississippi corporation (collectively the "Companies"), National Service Company, a Tennessee corporation, Boatmen's Bancshares, Inc., a Missouri corporation ("Boatmen's"), and BBI One, Inc., a Tennessee corporation, BBI Two, Inc., a Tennessee corporation, BBI Three, Inc., a Tennessee corporation, BBI Four, Inc., a Tennessee corporation, BBI Five, Inc., a Tennessee corporation, BBI Six, Inc., a Tennessee corporation, BBI Seven, Inc., an Arkansas corporation, BBI Eight, Inc., a Tennessee corporation, and BBI Nine, Inc., a Mississippi corporation (BBI One through BBI Nine, which are wholly owned subsidiaries of Boatmen's, are collectively referred to as the "Acquisition Subs"). The Merger Agreement provides for, among other things, Boatmen's acquisition of the Companies by means of the merger of each of the Acquisition Subs with and into one of the nine Companies.

     Common Stock:

               / / FOR             / / AGAINST              / / ABSTAIN

     Preferred Stock $.0001 par value (Class A):

               / / FOR             / / AGAINST              / / ABSTAIN

The undersigned hereby ratifies and confirms that all said proxies, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof, and acknowledges receipt of the notice of said meeting and the Prospectus/Proxy Statement accompanying it.

THIS PROXY WILL BE VOTED AS SPECIFIED BY YOU ABOVE. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE.


Dated ______________, 1994



                              -------------------------------------------------
                              Please insert date of signing. Sign exactly as name appears at left. Where stock is issued in two or more names, all should sign.
                              If signing as attorney, administrator,
                              executor, trustee or guardian, give full title as such. A corporation should sign by an authorized officer and affix seal.

PROXY

                     SPECIAL MEETINGS OF SHAREHOLDERS
                         MARGOLIN BROS. REALTY CO.

                          _________________, 1994

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF MARGOLIN BROS. REALTY
CO.


     The undersigned shareholder of Margolin Bros. Realty Co., a Tennessee corporation ("Margolin Realty"), hereby appoints ________________, ____________________ and ___________________, and any of them, with full power to act alone, as proxies, each with full power of substitution and revocation, to vote all shares of common stock and preferred stock of Margolin Realty which the undersigned is entitled to vote at the Special Meetings to be held at the principal executive offices of Margolin Realty at 4041 Knight Arnold Road, Memphis, Tennessee, 38118 at ______ a.m. on ________________, 1994, local time, at any adjournment or adjournments thereof, with all powers the undersigned would possess if personally present, on the following proposal:

     To approve the Merger Agreement dated July 7, 1994, among Margolin Realty, B-M Homes, Inc., a Tennessee corporation, Macon Homes, Inc., a Tennessee corporation, Marbel Homes, Inc., a Tennessee corporation, Margolin Bros. Appliance Co., a Tennessee corporation, National Builders, Inc., a Tennessee corporation, Arkansas Home Loan Company, an Arkansas corporation, National Home Loan Company, Inc., a Tennessee corporation, National Home Loan Company of Mississippi, Inc., a Mississippi corporation (collectively the "Companies"), National Service Company, a Tennessee corporation, Boatmen's Bancshares, Inc., a Missouri corporation ("Boatmen's"), and BBI One, Inc., a Tennessee corporation, BBI Two, Inc., a Tennessee corporation, BBI Three, Inc., a Tennessee corporation, BBI Four, Inc., a Tennessee corporation, BBI Five, Inc., a Tennessee corporation, BBI Six, Inc., a Tennessee corporation, BBI Seven, Inc., an Arkansas corporation, BBI Eight, Inc., a Tennessee corporation, and BBI Nine, Inc., a Mississippi corporation (BBI One through BBI Nine, which are wholly owned subsidiaries of Boatmen's, are collectively referred to as the "Acquisition Subs"). The Merger Agreement provides for, among other things, Boatmen's acquisition of the Companies by means of the merger of each of the Acquisition Subs with and into one of the nine Companies.

     Common Stock:

               / / FOR             / / AGAINST              / / ABSTAIN

     Preferred Stock $.0001 par value (Class A):

               / / FOR             / / AGAINST              / / ABSTAIN

The undersigned hereby ratifies and confirms that all said proxies, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof, and acknowledges receipt of the notice of said meeting and the Prospectus/Proxy Statement accompanying it.

THIS PROXY WILL BE VOTED AS SPECIFIED BY YOU ABOVE. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE.


Dated ______________, 1994



                              -------------------------------------------------
                              Please insert date of signing. Sign exactly as name appears at left. Where stock is issued in two or more names, all should sign.
                              If signing as attorney, administrator,
                              executor, trustee or guardian, give full title as such. A corporation should sign by an authorized officer and affix seal.

PROXY

                     SPECIAL MEETINGS OF SHAREHOLDERS
                          NATIONAL BUILDERS, INC.

                          _________________, 1994

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF NATIONAL BUILDERS, INC.


     The undersigned shareholder of National Builders, Inc., a Tennessee corporation ("National Builders"), hereby appoints ________________, ____________________ and ___________________, and any of them, with full power to act alone, as proxies, each with full power of substitution and revocation, to vote all shares of common stock and preferred stock of National Builders which the undersigned is entitled to vote at the Special Meetings to be held at the principal executive offices of National Builders at 4041 Knight Arnold Road, Memphis, Tennessee, 38118 at ______ a.m. on ________________, 1994, local time, at any adjournment or adjournments thereof, with all powers the undersigned would possess if personally present, on the following proposal:

     To approve the Merger Agreement dated July 7, 1994, among National Builders, B-M Homes, Inc., a Tennessee corporation, Macon Homes, Inc., a Tennessee corporation, Marbel Homes, Inc., a Tennessee corporation, Margolin Bros. Appliance Co., a Tennessee corporation, Margolin Bros. Realty Co., a Tennessee corporation, Arkansas Home Loan Company, an Arkansas corporation, National Home Loan Company, Inc., a Tennessee corporation, National Home Loan Company of Mississippi, Inc., a Mississippi corporation (collectively the "Companies"), National Service Company, a Tennessee corporation, Boatmen's Bancshares, Inc., a Missouri corporation ("Boatmen's"), and BBI One, Inc., a Tennessee corporation, BBI Two, Inc., a Tennessee corporation, BBI Three, Inc., a Tennessee corporation, BBI Four, Inc., a Tennessee corporation, BBI Five, Inc., a Tennessee corporation, BBI Six, Inc., a Tennessee corporation, BBI Seven, Inc., an Arkansas corporation, BBI Eight, Inc., a Tennessee corporation, and BBI Nine, Inc., a Mississippi corporation (BBI One through BBI Nine, which are wholly owned subsidiaries of Boatmen's, are collectively referred to as the "Acquisition Subs"). The Merger Agreement provides for, among other things, Boatmen's acquisition of the Companies by means of the merger of each of the Acquisition Subs with and into one of the nine Companies.

     Common Stock:

               / / FOR             / / AGAINST              / / ABSTAIN

     Preferred Stock $.0001 par value (Class A):

               / / FOR             / / AGAINST              / / ABSTAIN

The undersigned hereby ratifies and confirms that all said proxies, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof, and acknowledges receipt of the notice of said meeting and the Prospectus/Proxy Statement accompanying it.

THIS PROXY WILL BE VOTED AS SPECIFIED BY YOU ABOVE. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE.


Dated ______________, 1994



                              -------------------------------------------------
                              Please insert date of signing. Sign exactly as name appears at left. Where stock is issued in two or more names, all should sign.
                              If signing as attorney, administrator,
                              executor, trustee or guardian, give full title as such. A corporation should sign by an authorized officer and affix seal.

PROXY

                     SPECIAL MEETINGS OF SHAREHOLDERS
                        ARKANSAS HOME LOAN COMPANY

                          _________________, 1994

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ARKANSAS HOME LOAN
COMPANY.


     The undersigned shareholder of Arkansas Home Loan Company, an Arkansas corporation ("Arkansas Home"), hereby appoints ________________, ____________________ and ___________________, and any of them, with full power to act alone, as proxies, each with full power of substitution and revocation, to vote all shares of common stock of Arkansas Home which the undersigned is entitled to vote at the Special Meetings to be held at the principal executive offices of Arkansas Home at 4041 Knight Arnold Road, Memphis, Tennessee, 38118 at ______ a.m. on ________________, 1994, local time, at any adjournment or adjournments thereof, with all powers the undersigned would possess if personally present, on the following proposal:

     To approve the Merger Agreement dated July 7, 1994, among Arkansas Home, B-M Homes, Inc., a Tennessee corporation, Macon Homes, Inc., a Tennessee corporation, Marbel Homes, Inc., a Tennessee corporation; Margolin Bros. Appliance Co., a Tennessee corporation, Margolin Bros. Realty Co., a Tennessee corporation, National Builders, Inc., a Tennessee corporation, National Home Loan Company, Inc., a Tennessee corporation, National Home Loan Company of Mississippi, Inc., a Mississippi corporation (collectively the "Companies"), National Service Company, a Tennessee corporation, Boatmen's Bancshares, Inc., a Missouri corporation ("Boatmen's"), and BBI One, Inc., a Tennessee corporation, BBI Two, Inc., a Tennessee corporation, BBI Three, Inc., a Tennessee corporation, BBI Four, Inc., a Tennessee corporation, BBI Five, Inc., a Tennessee corporation, BBI Six, Inc., a Tennessee corporation, BBI Seven, Inc., an Arkansas corporation, BBI Eight, Inc., a Tennessee corporation, and BBI Nine, Inc., a Mississippi corporation (BBI One through BBI Nine, which are wholly owned subsidiaries of Boatmen's, are collectively referred to as the "Acquisition Subs"). The Merger Agreement provides for, among other things, Boatmen's acquisition of the Companies by means of the merger of each of the Acquisition Subs with and into one of the nine Companies.

     Common Stock:

               / / FOR             / / AGAINST              / / ABSTAIN

The undersigned hereby ratifies and confirms that all said proxies, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof, and acknowledges receipt of the notice of said meeting and the Prospectus/Proxy Statement accompanying it.

THIS PROXY WILL BE VOTED AS SPECIFIED BY YOU ABOVE. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE.


Dated ______________, 1994



                              -------------------------------------------------
                              Please insert date of signing. Sign exactly as name appears at left. Where stock is issued in two or more names, all should sign.
                              If signing as attorney, administrator,
                              executor, trustee or guardian, give full title as such. A corporation should sign by an authorized officer and affix seal.

PROXY

                     SPECIAL MEETINGS OF SHAREHOLDERS
                        NATIONAL HOME LOAN COMPANY

                          _________________, 1994

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF NATIONAL HOME LOAN
COMPANY.


     The undersigned shareholder of National Home Loan Company, a Tennessee corporation ("National Home"), hereby appoints ________________, ____________________ and ___________________, and any of them, with full power to act alone, as proxies, each with full power of substitution and revocation, to vote all shares of common stock of National Home which the undersigned is entitled to vote at the Special Meetings to be held at the principal executive offices of National Home at 4041 Knight Arnold Road, Memphis, Tennessee, 38118 at ______ a.m. on ________________, 1994, local time, at any adjournment or adjournments thereof, with all powers the undersigned would possess if personally present, on the following proposal:

     To approve the Merger Agreement dated July 7, 1994, among National Home, B-M Homes, Inc., a Tennessee corporation, Macon Homes, Inc., a Tennessee corporation, Marbel Homes, Inc., a Tennessee corporation, Margolin Bros. Appliance Co., a Tennessee corporation, Margolin Bros. Realty Co., a Tennessee corporation, National Builders, Inc., a Tennessee corporation, Arkansas Home Loan Company, an Arkansas corporation, National Home Loan Company of Mississippi, Inc., a Mississippi corporation (collectively the "Companies"), National Service Company, a Tennessee corporation, Boatmen's Bancshares, Inc., a Missouri corporation ("Boatmen's"), and BBI One, Inc., a Tennessee corporation, BBI Two, Inc., a Tennessee corporation, BBI Three, Inc., a Tennessee corporation, BBI Four, Inc., a Tennessee corporation, BBI Five, Inc., a Tennessee corporation, BBI Six, Inc., a Tennessee corporation, BBI Seven, Inc., an Arkansas corporation, BBI Eight, Inc., a Tennessee corporation, and BBI Nine, Inc., a Mississippi corporation (BBI One through BBI Nine, which are wholly owned subsidiaries of Boatmen's, are collectively referred to as the "Acquisition Subs"). The Merger Agreement provides for, among other things, Boatmen's acquisition of the Companies by means of the merger of each of the Acquisition Subs with and into one of the nine Companies.

     Common Stock:

               / / FOR             / / AGAINST              / / ABSTAIN

The undersigned hereby ratifies and confirms that all said proxies, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof, and acknowledges receipt of the notice of said meeting and the Prospectus/Proxy Statement accompanying it.

THIS PROXY WILL BE VOTED AS SPECIFIED BY YOU ABOVE. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE.


Dated ______________, 1994



                              -------------------------------------------------
                              Please insert date of signing. Sign exactly as name appears at left. Where stock is issued in two or more names, all should sign.
                              If signing as attorney, administrator,
                              executor, trustee or guardian, give full title as such. A corporation should sign by an authorized officer and affix seal.

PROXY

                     SPECIAL MEETINGS OF SHAREHOLDERS
              NATIONAL HOME LOAN COMPANY OF MISSISSIPPI, INC.

                          _________________, 1994

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF NATIONAL HOME LOAN COMPANY OF MISSISSIPPI, INC.

     The undersigned shareholder of National Home Loan Company of Mississippi, Inc., a Mississippi corporation ("National Home Mississippi"), hereby appoints ________________, ____________________ and
___________________, and any of them, with full power to act alone, as proxies, each with full power of substitution and revocation, to vote all shares of common stock of National Home Mississippi which the undersigned is entitled to vote at the Special Meetings to be held at the principal executive offices of National Home Mississippi at 4041 Knight Arnold Road, Memphis, Tennessee, 38118 at ______ a.m. on ________________, 1994, local time, at any adjournment or adjournments thereof, with all powers the undersigned would possess if personally present, on the following proposal:

     To approve the Merger Agreement dated July 7, 1994, among National Home Mississippi, B-M Homes, Inc., a Tennessee corporation, Macon Homes, Inc., a Tennessee corporation, Marbel Homes, Inc., a Tennessee corporation, Margolin Bros. Appliance Co., a Tennessee corporation, Margolin Bros. Realty Co., a Tennessee corporation, National Builders, Inc., a Tennessee corporation, Arkansas Home Loan Company, an Arkansas corporation, National Home Loan Company, Inc., a Tennessee corporation, (collectively the "Companies"), National Service Company, a Tennessee corporation, Boatmen's Bancshares, Inc., a Missouri corporation ("Boatmen's"), and BBI One, Inc., a Tennessee corporation, BBI Two, Inc., a Tennessee corporation, BBI Three, Inc., a Tennessee corporation, BBI Four, Inc., a Tennessee corporation, BBI Five, Inc., a Tennessee corporation, BBI Six, Inc., a Tennessee corporation, BBI Seven, Inc., an Arkansas corporation, BBI Eight, Inc., a Tennessee corporation, and BBI Nine, Inc., a Mississippi corporation (BBI One through BBI Nine, which are wholly owned subsidiaries of Boatmen's, are collectively referred to as the "Acquisition Subs"). The Merger Agreement provides for, among other things, Boatmen's acquisition of the Companies by means of the merger of each of the Acquisition Subs with and into one of the nine Companies.

     Common Stock:

               / / FOR             / / AGAINST              / / ABSTAIN

The undersigned hereby ratifies and confirms that all said proxies, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof, and acknowledges receipt of the notice of said meeting and the Prospectus/Proxy Statement accompanying it.

THIS PROXY WILL BE VOTED AS SPECIFIED BY YOU ABOVE. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE.


Dated ______________, 1994



                              -------------------------------------------------
                              Please insert date of signing. Sign exactly as name appears at left. Where stock is issued in two or more names, all should sign.
                              If signing as attorney, administrator,
                              executor, trustee or guardian, give full title as such. A corporation should sign by an authorized officer and affix seal.